                             SEQUOIA SYSTEMS, INC.                 EXHIBIT 10.26

                             Amendment No. 1   to

                         1996 Long-Term Incentive Plan


The 1996 Long-Term Incentive Plan is hereby amended by deleting sub-section (a) of Section 4, Number and Source of Shares Subject to the Plan, and replacing it with the following:

     (a) The Company may grant Awards (including, without limitation, Incentive Stock Options) under the Plan with respect to not more than 950,000 Shares, subject, however, to the limitations provided in Section 7(a) and (c) and adjustment as provided in Section 12 hereof. Shares shall be provided from Shares in the Company's treasury, by the issuance of Shares authorized but unissued, or from outstanding Shares purchased in the open market or in private transactions.

This Amendment shall be effective from and after April 16, 1997. Except as specified above, all terms and conditions of the Plan remain in full force and effect.


                                         Sequoia Systems, Inc.



                                         By /s/ J. Michael Stewart
                                            ----------------------
                                            J. Michael Stewart


Attest: /s/ K.R. Sumrall                    April 16, 1997
        ----------------                    -----------------
        K.R. Sumrall                              Date
        Secretary